Exhibit 10.31

FIRST AMENDMENT TO
PROFIT SHARE AGREEMENT

This First Amendment (“First Amendment”) is entered into as of November 1, 2017 (“First Amendment Effective Date”) to amend the Profit Share Agreement (“Agreement”) dated June 30, 2017, (the “Agreement”) between DGS Ltd. (the “Company”) and Jeffrey Cox (“Cox”).

1.          Definitions. All capitalized terms not defined herein shall have their meaning as defined in the Agreement.

2.          Amendments. The parties hereby agree to replace “13.93%” in Section 3 of the Agreement with “16.18%”.

3.          Miscellaneous. This First Amendment, together with the Agreement, constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all prior agreements or representations regarding the same. Except as set forth in this First Amendment, all terms of the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties agree to this First Amendment as of the First Amendment Effective Date:

DGS Ltd.	Jeffrey Cox

/s/ Mohammed Khaishgi	/s/ Jeffrey Cox
Mohammed Khaishgi
Director